WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED FEBRUARY 12, 2020

TO THE PROSPECTUS DATED SEPTEMBER 30, 2019, OF

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND (THE “FUND”)

Effective June 30, 2020, the Fund will begin declaring and paying dividends on a quarterly basis.

Accordingly, the following language replaces the first paragraph of the section of the Fund’s Prospectus titled “Dividends, other distributions and taxes – Dividends and other distributions”:

The fund declares dividends from any net investment income daily and pays them monthly. Effective June 30, 2020, the fund generally declares and pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains, if any. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Please retain this supplement for future reference.

WASX577549